Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2026	Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the accompanying condensed balance sheet date up to the date that the accompanying unaudited condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying unaudited condensed financial statements, other than as follows:

October PIPE Investment

On October 21, 2026, the Company, FORT and the Sponsor entered into a subscription agreement (the “October PIPE Subscription Agreement”) with one of the Initial PIPE Investors (the “October PIPE Investor”), pursuant to which the Company agreed to issue, and the October PIPE Investor agreed to purchase, an additional 1,000,000 shares of the Company common stock (the “October PIPE Shares”), at a purchase price of $10.00 per share for an additional aggregate purchase price of $10.00 million, in a private placement (the “October PIPE Investment”). The October PIPE Subscription Agreement also contains the option (at the election of the October PIPE Investor) to satisfy all or a portion of its obligations under the October PIPE Subscription Agreement by agreeing to not redeem Class A ordinary shares held or subsequently acquired by it in connection with the extraordinary general meeting of the Company to be held to approve the Transactions. The October PIPE Subscription Agreement is substantially the same as the PIPE Subscription Agreements, including, among other terms, registration rights, the Trust Account waiver, closing conditions, and termination provisions.

Pursuant to the October PIPE Subscription Agreement, in connection with the October PIPE Investment, the Sponsor will transfer, for no additional consideration, up to 313,604 Incentive Founder Shares to the October PIPE Investor. In addition, immediately prior to the Closing, Fort Robotics will issue shares of its common stock, for no additional consideration, to the October PIPE Investor that upon Closing will convert into up to an aggregate of 86,957 shares of the Company Common Stock.

Extraordinary General Meeting in Lieu of an Annual Meeting

On October 28, 2026, the Company held an extraordinary general meeting of shareholders in lieu of an annual general meeting of shareholders (the “2026 EGM”). At the 2026 EGM, the Company’s shareholders approved, among other things, an amendment to the Current Charter to extend the end of the Combination Period from November 4, 2026, to February 4, 2027, or such earlier date as determined by the Company’s board of directors (“Extension Amendment Proposal”).

In connection with the votes to approve the Extension Amendment Proposal, the holders of 14,203,466 Class A Ordinary Shares included as part of the units in the IPO (the “Public Shares”) properly exercised their right to redeem such shares for cash at a redemption price of approximately $10.85 per share, for an aggregate redemption amount of approximately $154.3 million (the “Meeting Redemptions”). Following the Meeting Redemptions, there are 3,046,534 Public Shares currently issued and outstanding.

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the accompanying balance sheet date up to the date that the accompanying financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying financial statements.